Exhibit 99.1
Investor Presentation TWP Consumer Conference September 26, 2005

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the limited history for evaluating our company; our history of losses and expectation of further losses; the effect of poor operating results on our company; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; our ability to fully utilize and retain new executives; negative publicity surrounding our restaurants or the consumption of our food products in general; a decline in visitors to activity centers surrounding our restaurants; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

INVESTMENT HIGHLIGHTS Emerging concept in the upscale casual dining segment Leading unit economics with $5.5 million AUV, 20+% unit level cash flow margin Strong cash-on-cash returns Rapid sales and earnings growth based on manageable 25% annual unit expansion Experienced management team with significant corporate infrastructure

KONA GRILL - THE CONCEPT Freshly prepared, high quality food Personalized service Upscale ambiance Superior price to experience proposition

UNIQUE FOOD OFFERING Sweet Chili Glazed Salmon Generous portions and creative presentation Signature sauces Award winning sushi Standardized recipes

Emphasis on training Food runners Low staff to table ratio Monitor performance Low turnover EXCEPTIONAL SERVICE STANDARDS

Contemporary decor lends to broad appeal Exhibition-style kitchen and sushi bar enhance upscale ambiance 2,000 gallon water aquarium provides focal point for the restaurant Multiple dining environments and atmospheres help drive guest frequency Attractive bar and patio areas help drive incremental sales UPSCALE CONTEMPORARY AMBIANCE

VIBRANT BAR PROGRAM Unique indoor/outdoor bar enhances overall ambiance Separated from the dining area to accommodate guest preferences Sales driver during non-peak periods Wide selections of wine by the glass as well as international and domestic beers and specialty drinks Happy hour's focus on food helps convert bar patrons to frequent dinner guests Responsible approach to bar operations

NATIONWIDE MARKET OPPORTUNITY Current locations and year opened Scottsdale (September 1998) Chandler (October 2001) Kansas City (November 2002) Las Vegas (September 2003) Denver (July 2004) Omaha (October 2004) Carmel (November 2004) San Antonio (September 2005) Sugar Land (August 2005)

UNIT EXPANSION Disciplined new and existing market roll-out strategy - 25% per year High average unit volumes make Kona a desirable tenant for major landlords Strict site selection review process Long-term opportunity for 200+ units CAGR: 47%

FINANCIAL SUMMARY

INDUSTRY LEADING SALES Source: 2004 10-K, represents same store sales Above average unit volume reflects guest loyalty and frequency of visits KONA GRILL(r)

EXCEPTIONAL SALES PER SQUARE FOOT 2002 2003 2004 6/30/2004 6/30/2005 East 659 716 777 375 399 CAGR: 9% Growth: 6% Six Months Ended Includes only restaurants opened for at least 12 months Growing and productive sales per square foot

Source: 2004 10-K and Oppenheimer estimates for food component of average check AFFORDABLE DINING EXPERIENCE $21.98 Strong unit sales at an affordable guest check $42.00 $17.50 $16.60 $10.50 KONA GRILL(r)

SUPERIOR SAME-STORE-SALES GROWTH Source: 2004 10-K, represents 2004 same stores sales growth Growth driven by increasing guest count KONA GRILL(r)

COMPELLING UNIT LEVEL ECONOMICS Figures reflect averages for stores open 12 months or more as of 12/31/04 Net of landlord tenant improvement allowance and excluding preopening expenses Quality site selection and effective execution leads to superior returns

ATTRACTIVE RESTAURANT CASH FLOW MARGINS Source: 2004 10-K Well developed model generates high unit level returns KONA GRILL(r)

FINANCIAL GUIDANCE Fiscal Year 2005 Revenue of $35-$37 million Net loss of ($0.5)-($1.0) million Two new restaurants opened (Sugarland, San Antonio) Fiscal Year 2006 Revenue of $53-$55 million Net loss of ($1.0)-($1.5) million Five new restaurants Profitable in Fiscal Year 2007